SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2014, Walgreen Co. (the “Company” or “Walgreens”) entered into Amendment No. 1 to the Purchase and Option Agreement and the Walgreen Co. Shareholders Agreement (the “Amendment”), by and among the Company, Alliance Boots GmbH (“Alliance Boots”), a private limited liability company incorporated under the laws of Switzerland, AB Acquisitions Holdings Limited, a private limited liability company incorporated under the laws of Gibraltar (the “Seller”), Walgreen Scotland Investments LP, a limited partnership established in Scotland and an indirect wholly owned subsidiary of the Company (“Option Sub”), KKR Sprint (European II) Limited, KKR Sprint (2006) Limited, and KKR Sprint (KPE) Limited, each of which is an exempted limited company organized under the laws of the Cayman Islands, and Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership (“KKR”), and Alliance Santé Participations S.A., a société anonyme organized under the laws of the Grand Duchy of Luxembourg and Stefano Pessina (“SP”), amending each of (x) the Purchase and Option Agreement, dated as of June 18, 2012, by and among Walgreens, Alliance Boots and the Seller (the “Purchase and Option Agreement”), and (y) the Walgreen Co. Shareholders Agreement, dated as of August 2, 2012, by and among Walgreens, SP, KKR Sprint (European II) Limited, KKR Sprint (2006) Limited and KKR Sprint (KPE) Limited, Alliance Santé Participations S.A., KKR and certain other investors party thereto (the “Company Shareholders Agreement”). The Purchase and Option Agreement and the Company Shareholders Agreement, as amended by the Amendment, are referred to herein as the “Amended Purchase and Option Agreement” and the “Amended Company Shareholders Agreement,” respectively.

Pursuant to the Amendment, the period during which Walgreens is permitted to exercise the call option (the “Call Option”) under the Purchase and Option Agreement to acquire from the Seller and certain related parties the remaining 55% of Alliance Boots that it does not currently own, in exchange for £3,133 million in cash, payable in British pounds sterling, and 144,333,468 shares of common stock, par value $0.078125, of Walgreens (“Walgreens Shares”) (subject to certain potential adjustments set forth in the Purchase and Option Agreement), has been accelerated to begin on August 5, 2014 and end on February 5, 2015 (the “Step 2 Acquisition”). On August 5, 2014, pursuant to the Amendment, Option Sub, an indirect wholly owned subsidiary of the Company to which the Company previously assigned its rights to the Call Option, exercised the Call Option.

Additionally, the Amendment provides, among other things, that, unless otherwise agreed to in writing by Walgreens and subject to the other terms and conditions of the Amended Purchase and Option Agreement, the closing of the Step 2 Acquisition (the “Second Step Closing”) will not take place prior to March 9, 2015.

Walgreens currently intends to also engage in a “holding company” reorganization transaction (the “Holdco Reorganization”) in connection with the consummation of the Step 2 Acquisition, to create a new public holding corporation, organized in the United States and named “Walgreens Boots Alliance, Inc.” (“Walgreens Boots Alliance” or “Holdco”), at a level above Walgreens in Walgreens’ corporate structure. In the event that the Holdco Reorganization is consummated, the shares ultimately received by the Seller and its related parties in respect of the Step 2 Acquisition would be common shares of Holdco. However, the Step 2 Acquisition will not be conditioned on the completion of the Holdco Reorganization and, subject to the satisfaction (or waiver) of the conditions to the Second Step Closing set forth in the Amended Purchase and Option Agreement, the Step 2 Acquisition will be completed even if the Holdco Reorganization is not completed for any reason.

The foregoing summary of the Amendment should be read together with the Company’s Current Reports on Form 8-K filed with the SEC on June 19, 2012 (upon entry into the Purchase and Option Agreement) and on August 6, 2012 (upon entry into the Company Shareholders Agreement). The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Amendment filed as Exhibit 2.1 hereto and incorporated herein by reference, (ii) the Purchase and Option Agreement filed as Exhibit 2.1 to the Form 8-K filed on June 19, 2012 and incorporated herein by reference, and (iii) the Company Shareholders Agreement filed as Exhibit 4.1 to the Form 8-K filed on August 6, 2012 and incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Amendment, the Amended Purchase and Option Agreement and the Amended Company Shareholders Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the applicable agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of the applicable agreement or such other date as is specified in such agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Amendment, the Amended Purchase and Option Agreement and the Amended Company Shareholders Agreement are included with or referenced in this filing only to provide investors with information regarding the terms of those agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses. The Amendment, the Amended Purchase and Option Agreement and the Amended Company Shareholders Agreement should not be read by themselves, but should be read in conjunction with the periodic and current reports and statements that the Company files with the SEC.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On August 5, 2014, the Company committed to a cost reduction initiative that includes a number of elements designed to help the Company to achieve profitable growth through increased cost efficiencies. These cost saving initiatives are expected to focus on store costs, field costs, distribution costs and corporate costs. The Company anticipates that aspects of this multi-faceted plan will result in one-time restructuring and other special charges as it is implemented over the next three fiscal years. At this time, the Company is not able to make a determination of the estimated amount or range of amounts to be incurred for each major type of cost nor the future cash expenditures or charges, including non-cash impairment charges (if any), it will incur. The Company will file an amendment to this report upon the determination of such amounts. The Company’s analysis is preliminary and therefore is subject to change. The actual amounts and timing may vary materially based on various factors. See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 2.06. Material Impairments.

The disclosures above in Item 2.05 of this Form 8–K relating to the cost reduction initiatives are incorporated by reference into this Item 2.06.

Item 3.02.	Unregistered Sales of Equity Securities.

The proposed issuance of Walgreens Shares (or, if the Holdco Reorganization is completed, Holdco common shares) in connection with the Step 2 Acquisition described in Item 1.01 above, which is subject to the terms and conditions of the Amended Purchase and Option Agreement, has not been registered under the Securities Act of 1933 (the “Securities Act”), as amended, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and rules and regulations of the SEC promulgated thereunder. The offering with respect to such Step 2 Acquisition is being made to the sole shareholder of Alliance Boots pursuant to the Amended Purchase and Option Agreement. The disclosure regarding the Amendment and the Amended Purchase and Option Agreement under Item 1.01 above is incorporated in this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure.

In addition to issuing the press release described in Item 8.01 below, Walgreens also conducted a conference call and webcast on August 6, 2014 regarding the Step 2 Acquisition and related strategic, financial, management and operating plans and related matters. Slides prepared for purposes of the conference call and a transcript of the conference call are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 8.01.

On August 6, 2014, Walgreen Co. issued a press release regarding the exercise of the Call Option, the Amendment, the Step 2 Acquisition, the Holdco Reorganization and related strategic, financial, management and operating plans and related matters. A copy of this press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

The press release also announced that the Company’s Board of Directors had authorized a new $3 billion share repurchase program, which will expire August 31, 2016. The timing and amount of any common stock repurchases will be determined by management based on market conditions and other considerations, and may change at any time. Such repurchases may be effected in open market transactions, privately negotiated transactions, and/or pursuant to instruments and plans complying with the rules and regulations under the Securities Exchange Act of 1934, as amended.

The press release also announced that on August 5, 2014 the Company’s Board of Directors declared a quarterly cash dividend on the Company’s Common Stock and approved an increase in the quarterly dividend from 31.5 cents to 33.75 cents per share. The dividend of 33.75 cents per share is payable September 12, 2014 to shareholders of record as of the close of business on August 21, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

2.1	Amendment No. 1, dated August 5, 2014, to the Purchase and Option Agreement and Walgreen Co. Shareholders Agreement, by and among Walgreen Co., Alliance Boots GmbH, AB Acquisitions Holdings Limited, Walgreen Scotland Investments LP, KKR Sprint (European II) Limited, KKR Sprint (2006) Limited and KKR Sprint (KPE) Limited, Alliance Santé Participations S.A., Stefano Pessina and Kohlberg Kravis Roberts & Co. L.P.*

99.1	Walgreen Co. investor presentation dated August 6, 2014

99.2	Transcript of Walgreen Co. August 6, 2014 conference call

99.3	Walgreen Co. press release dated August 6, 2014

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements for purposes of applicable securities laws. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including: the risks that one or more closing conditions to the transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions or that the required approvals by the Company’s shareholders may not be obtained; the risk of a material adverse change that the Company or Alliance Boots or either of their respective businesses may suffer as a result of disruption or uncertainty relating to the transactions; risks associated with changes in economic and business conditions generally or in the markets in which we or Alliance Boots participate; risks associated with new business areas and activities; risks associated with acquisitions, joint ventures, strategic investments and divestitures, including those associated with cross-border transactions; risks associated with governance and control matters; risks associated with the Company’s ability to timely arrange for and consummate financing for the contemplated transactions on acceptable terms; risks relating to the Company and Alliance Boots’ ability to successfully integrate our operations, systems and employees, realize anticipated synergies and achieve anticipated financial results, tax and operating results in the amounts and at the times anticipated; the potential impact of announcement of the transactions or consummation of the transactions on relationships and terms, including with employees, vendors, payers, customers and competitors; the amounts and timing of costs and charges associated with our optimization initiatives; our ability to realize expected savings and benefits in the amounts and at the times anticipated; changes in management’s assumptions; the risks associated with transitions in supply arrangements; risks that legal proceedings may be initiated related to the transactions; the amount of costs, fees, expenses and charges incurred by Walgreens and Alliance Boots related to the transactions; the ability to retain key personnel; changes in financial markets, interest rates and foreign currency exchange rates; the risks associated with international business operations; the risk of unexpected costs, liabilities or delays; changes in network participation and reimbursement and other terms; risks associated with the operation and growth of our customer loyalty program; risks associated with outcomes of legal and regulatory matters, and changes in legislation, regulations or interpretations thereof; and other factors described in Item 1A (Risk Factors) of our most recent Form 10-K and Form 10-Q, each of which is incorporated herein by reference, and in other documents that we file or furnish with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this filing, whether as a result of new information, future events, changes in assumptions or otherwise.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transactions between Walgreens and Alliance Boots, Walgreens Boots Alliance will file with the Securities and Exchange Commission (SEC) a registration statement on Form

S-4 that will include a proxy statement of Walgreens that also constitutes a prospectus of Walgreens Boots Alliance. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Walgreens. INVESTORS AND SECURITY HOLDERS OF WALGREENS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Walgreens or Walgreens Boots Alliance through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Walgreens or Walgreens Boots Alliance will be available free of charge on Walgreens’ internet website at www.walgreens.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Walgreen’s Investor Relations Department at (847) 315-2361.

Participants in the Solicitation

Walgreens, Alliance Boots, Walgreens Boots Alliance and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Walgreens common stock in respect of the proposed transactions. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies in favor of the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Walgreens’ directors and executive officers in Walgreens’ Annual Report on Form 10-K for the year ended August 31, 2013 and definitive proxy statement filed with the SEC on November 25, 2013. You can obtain free copies of these documents, which are filed with the SEC, from Walgreens using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: August 6, 2014	By:	/s/ Thomas J. Sabatino, Jr.

	Title:	Executive Vice President, General Counsel and Corporate Secretary